U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2021
ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 9, 2021, Advanced Emissions Solutions, Inc. (the "Company"), a Delaware corporation, entered into the Fourth Amendment to Tax Asset Protection Plan (the "Fourth Amendment") between the Company and Computershare Trust Company, N.A. (the "Rights Agent") that amends the Tax Asset Protection Plan dated May 5, 2017, as amended (the "TAPP") between the Company and the Rights Agent.
The Fourth Amendment amends the definition of "Final Expiration Date" under the TAPP to extend the duration of the TAPP and makes associated changes in connection therewith. Pursuant to the Fourth Amendment, the Final Expiration Date shall be the close of business on the earlier of (i) December 31, 2022 or (ii) December 31, 2021 if stockholder approval has not been obtained prior to such date.
The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, attached hereto as Exhibit 4.5 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.
See the description set out under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 8, 2021, Brian Leen resigned from his position as member of the Company's Board of Directors (the "Board"). Mr. Leen's resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Leen served on the Board since February 27, 2019.
On April 9, 2021 the Board voted unanimously to reduce the size of the Board from seven members to five members, effective as of April 9, 2021. There are no changes to the membership on the standing committees of the Board – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee – in light of the director departure and the reduced size of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.5	Fourth Amendment to Tax Asset Protection Plan dated as of April 9, 2021, by and between the Company and Computershare Trust Company, N.A., as rights agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2021

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Interim Chief Executive Officer

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